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Exhibit 99.1

Kathryn M.S. Catherwood, State Bar # 131688
Luce, Forward, Hamilton & Scripps, LLP
600 West Broadway, Suite 2600
San Diego, CA 92101
Attorney for Debtor-In-Possession

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CASE NUMBER: 01-00110-JM11
CHAPTER 11
DEBTOR-IN-POSSESSION MONTHLY OPERATING REPORT
FOR THE MONTH OF: November 2001

TO:    THE HONORABLE Judge Myers
          UNITED STATES BANKRUPTCY JUDGE

        The Debtor-In-Possession hereby files its Monthly Operating Report pursuant to the United States Trustee's Operating and Reporting Requirements for Chapter 11 cases.

DATED: December 19, 2001	/s/ KATHRYN M.S. CATHERWOOD Attorney for Debtor-In-Possession

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re: CinemaStar Luxury Theaters, Inc., Debtor(s)
CHAPTER 11 (BUSINESS)
CASE NO. 01-00110-JM11
OPERATING REPORT NO. 11
FOR THE MONTH ENDING: November 30, 2001

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT *)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	16,605,126.51
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS	16,314,609.66
3.	BEGINNING BALANCE	290,516.85
4.	RECEIPTS DURING CURRENT PERIOD
	ACCOUNTS RECEIVABLE — PRE-FILING	0.00
	ACCOUNTS RECEIVABLE — POST-FILING	0.00
	GENERAL SALES	1,895,698.42
	OTHER (SPECIFY) Advanced ticket sales, Mexico mgmnt fees	22,832.18
	OTHER ** (SPECIFY)	0
	TOTAL RECEIPTS THIS PERIOD	1,918,530.60
5.	BALANCE:	2,209,047.45
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	1,488,250.40
	(Total from Page 2)
7.	ENDING BALANCE	720,797.05
8.	GENERAL ACCOUNT NUMBER	0700494381
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051
*
All receipts must be deposited into the general account
**
Include the receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)

Date	#	Payee	Purpose	Amount
Checks — Union Bank of California Acct # 0700494381
11/1/01	17472	THE COUDURES FAMILY LIMITED	rent	42,998.02
11/1/01	17473	FRANK MISSION MARKETPLACE, LLC	rent	52,688.48
11/1/01	17474	MISSION GROVE THEATER	rent	64,443.41
11/1/01	17475	MISSION GROVE THEATERS II	rent	32,355.40
11/1/01	17476	REDEVELOPMENT AGENCY CITY OF	rent	82,000.00
11/1/01	17477	REDEVELOPMENT AGENCY CITY OF	rent	12,500.00
11/1/01	17478	UNITED TITLE COMPANY	rent	4,983.30
11/2/01	17479	AIRBORNE EXPRESS	film transport	418.60
11/2/01	17480	CINEMASTAR LUXURY THEATERS	petty cash	635.04
11/2/01	17481	D.C. ELECTRONICS TWO, INC.	R & M	215.00
11/2/01	17482	JANITORIAL MAINTENANCE	janitorial	1,800.00
11/2/01	17483	KOMBIZ LAVASANY	travel	199.19
11/2/01	17484	MAIL BOXES ETC. #1603	postage	205.60
11/2/01	17485	OLIVER & WILLIAMS ELEVATOR CO	R & M	126.95
11/2/01	17486	OPTIMAL INEGRATED SOLUTIONS	computer	50.00
11/2/01	17487	PC CONNECTION SALES CORP	computer	60.13
11/2/01	17488	SKY COURIER	film transport	36.40
11/2/01	17489	SOURCE ONE	R & M	107.00
11/2/01	17490	SOUTHERN CALIFORNIA EDISON	phone	10,544.57
11/2/01	17491	VERIZON CALIFORNIA	phone	250.15
11/2/01	17492	VICKIE COX	travel	10.00
11/2/01	17493	VISION SERVICE PLAN- (CA)	employee benefits	431.31
11/2/01	17494	WARNER BROTHERS	Film payable	87.23
11/2/01	17495	WAXIE SANITARY SUPPLY	janitorial	344.00
11/2/01	17496	WESTERN MUNICIPAL WATER DIST.	utilities	308.87
11/2/01	17497	HERITAGE FOODS LLC	concession items	186.81
11/2/01	17498	METROPOLITAN PROVISIONS	concession items	7,625.95
11/5/01	17499	ACCOUNTANTS ON CALL	temp help	811.50
11/5/01	17500	ACNIELSEN EDI, INC.	R & M	300.00
11/5/01	17501	ADVANCED LITHO	printing	351.99
11/5/01	17502	ALL AMERICAN PRIVATE SECURITY	security	1,554.00

11/5/01	17503	AMTECH LIGHTING SERVICES	R & M	166.44
11/5/01	17504	BUSINESS WIRE	PR	525.00
11/5/01	17505	CHEVRON OIL	travel	273.95
11/5/01	17506	CITICORP VENDOR FINANCE, INC.	Equipment rental	699.68
11/5/01	17507	CITY OF CHULA VISTA	utilities	3.88
11/5/01	17508	CITY OF SAN BERNARDINO	utilities	1,528.04
11/5/01	17509	D.C. ELECTRONICS TWO, INC.	security	650.00
11/5/01	17510	EASTERN MUNICPAL WATER DIST.	utilities	282.52
11/5/01	17511	FRESH WATER SYSTEMS	R & M	304.20
11/5/01	17512	INLAND EMPIRE GLASS	R & M	270.00
11/5/01	17513	JAVA CITY	concession items	1,407.95
11/5/01	17514	J.C.C.	R & M	521.85
11/5/01	17515	MINOLTA BUSINESS SYSTEMS	Equipment rental	22.67
11/5/01	17516	MORRISON & FOERSTER LLP	legal fees	856.26
11/5/01	17517	NATO OF CALIFORNIA/NEVADA	subscriptions and dues	690.00
11/5/01	17518	R.E. ROSS	R & M	738.19
11/5/01	17519	SC ENTERPRISES	R & M	762.81
11/5/01	17520	SCHULT INDUSTRIES, INC.	operating supplies	638.31
11/5/01	17521	SKY COURIER	film transport	52.50
11/5/01	17522	SOLOMON FRIEDMAN	advertising	1,073.65
11/5/01	17523	SWEETWATER AUTHORITY	utilities	143.93
11/5/01	17524	THEATRICAL DISTRIBUTION SERV.	advertising	40.62
11/5/01	17525	TOPAL THEATER SERVICES	advertising	300.00
11/5/01	17526	VILLAGE NEWS, INC.	advertising	339.40
11/5/01	17527	WESTERN MUNICIPAL WATER DIST.	utilities	536.45
11/5/01	17528	AIRGAS	concession items	244.33
11/6/01	17529	20TH CENTURY FOX	Film payable	23,180.32
11/6/01	17530	BUENA VISTA	Film payable	10,572.00
11/6/01	17531	DREAM WORKS DISTRIBUTION, LLC	Film payable	12,622.08
11/6/01	17532	MGM FILMS	Film payable	3,125.61
11/6/01	17533	MIRAMAX FILMS	Film payable	4,889.93
11/6/01	17534	PARAMOUNT PICTURES	Film payable	2,076.68
11/6/01	17535	WARNER BROTHERS	Film payable	9,415.74
11/9/01	17536	ADVANCED COMMUNICATIONS SYSTEM	operating supplies	584.59
11/9/01	17537	AIRBORNE EXPRESS	film transport	182.00
11/9/01	17538	AON RISK SERVICES, INC.	insurance	4,500.00

11/9/01	17539	ART'S PAINTING & WALLCOVERING	R & M	2,065.00
11/9/01	17540	CITY OF OCEANSIDE	licenses and permits	2,042.00
11/9/01	17541	CITY OF RIVERSIDE	utilities	199.13
11/9/01	17542	D.C. ELECTRONICS TWO, INC.	security	192.50
11/9/01	17543	DEL MAR OFFICE PRODUCTS	office supplies	20.47
11/9/01	17544	ENERGI	employee benefits	120.50
11/9/01	17545	INDEPENDENT MARKETING EDGE	subscriptions and dues	238.00
11/9/01	17546	INLAND LIGHTING SUPPLIES, INC.	operating supplies	40.32
11/9/01	17547	INPRO CORPORATION	R & M	429.23
11/9/01	17548	JANITORIAL MAINTENANCE	janitorial	2,683.00
11/9/01	17549	MICHAEL F. KERR	R & M	1,080.00
11/9/01	17550	LAZARUS LIGTHING DESIGN, INC.	R & M	42.40
11/9/01	17551	LOS ANGELES TIMES	advertising	48.00
11/9/01	17552	M&M WINDOW TINTING	R & M	60.00
11/9/01	17553	PRINTEK BUSINESS SOLUTIONS	printing	211.63
11/9/01	17554	PROCTOR COMPANIES	R & M	158.23
11/9/01	17555	PRUDENTIAL	employee benefits	560.50
11/9/01	17556	PURE FLO WATER	office supplies	47.98
11/9/01	17557	QUALITY INSTALLATIONS	R & M	1,101.00
11/9/01	17558	QUIEL BROS. SIGN CO., INC.	R & M	227.27
11/9/01	17559	REEL SOURCE, INC.	outside services	175.00
11/9/01	17560	ROTO-ROOTER SEWER & DRAIN SERV	R & M	65.00
11/9/01	17561	SKY COURIER	film transport	72.80
11/9/01	17562	SOURCE ONE	R & M	1,078.65
11/9/01	17563	STATE COMPENSATION INS. FUND	employee benefits	6,307.11
11/9/01	17564	STRUCTURAL TERMITE& PEST	R & M	170.00
11/9/01	17565	THEATRICAL DISTRIBUTION SERV.	advertising	14.92
11/9/01	17566	TRI-COUNTY FIRE EQUIPMENT CO.	utilities	375.00
11/9/01	17567	VERIZON CALIFORNIA	phone	240.00
11/9/01	17568	WARNER BROTHERS	Film payable	1,885.08
11/9/01	17569	COCA-COLA ENTERPRISES	concession items	2,985.91
11/9/01	17570	HERITAGE FOODS LLC	concession items	208.44
11/9/01	17571	METROPOLITAN PROVISIONS	concession items	9,022.30
11/9/01	17572	PEPSI-COLA COMPANY	concession items	2,086.68
11/12/01	17573	AMLON TICKET	thermal tickets	5,677.34

11/13/01	17574	20TH CENTURY FOX	Film payable	6,930.08
11/13/01	17575	BUENA VISTA	Film payable	5,083.49
11/13/01	17576	DREAM WORKS DISTRIBUTION, LLC	Film payable	5,525.64
11/13/01	17577	MGM FILMS	Film payable	1,142.93
11/13/01	17578	MIRAMAX FILMS	Film payable	5,172.39
11/13/01	17579	NEW LINE PICTURES	Film payable	8,689.10
11/13/01	17580	PARAMOUNT PICTURES	Film payable	445.20
11/13/01	17581	UNIVERSAL FILM EXCHANGES,INC.	Film payable	24,850.50
11/13/01	17582	WARNER BROTHERS	Film payable	31,056.13
11/15/01	17583	BLYTHECO	computer	656.25
11/15/01	17584	CONTINENTAL STOCK TRANSFER	outside services	1,069.66
11/15/01	17585	MISSION GROVE THEATER	rent	8,377.65
11/15/01	17586	MISSION GROVE THEATERS II	rent	4,206.20
11/15/01	17587	OPTIMAL INEGRATED SOLUTIONS	computer	100.00
11/15/01	17588	SAN BERNARDINO COUNTY SUN	advertising	29,192.26
11/15/01	17589	VERIZONE WIRELESS	phone	1,057.82
11/16/01	17590	AIRBORNE EXPRESS	film transport	682.90
11/16/01	17591	ARMORED TRANSPORT	security	1,014.03
11/16/01	17592	BRAKE WATER TRANSPORT, INC.	film transport	1,174.00
11/16/01	17593	CALIFORNIA TILE&FLOOR COVERING	leasehold improvements	11,000.00
11/16/01	17594	CITY OF OCEANSIDE	utilities	1,697.24
11/16/01	17595	CITY OF RIVERSIDE	utilities	12,328.99
11/16/01	17596	CITY OF SAN BERNARDINO	R & M	3,393.81
11/16/01	17597	CITY OF SAN BERNARDINO	utilities	589.60
11/16/01	17598	CR&R INC.	utilities	220.33
11/16/01	17599	EASTERN MUNICPAL WATER DIST.	utilities	93.47
11/16/01	17600	HOSTING.COM	computer	604.03
11/16/01	17601	JANITORIAL MAINTENANCE	janitorial	7,400.00
11/16/01	17602	MCCANN-ERICKSON, INC.	advertising	428.99
11/16/01	17603	NORTH COUNTY TIMES	advertising	1,617.92
11/16/01	17604	PACIFIC BELL	phone	1,565.97
11/16/01	17605	PC CONNECTION SALES CORP	computer	266.69
11/16/01	17606	THE PRESS ENTERPRISE CO.	advertising	13,939.33
11/16/01	17607	RIVERSIDE COUNTY TREASURER	property tax	3,530.80

11/16/01	17608	SAN BERNARDINO COUNTY SUN	advertising	6,163.36
11/16/01	17609	SOLOMON FRIEDMAN	advertising	1,245.00
11/16/01	17610	STAPLES CREDIT PLAN	office supplies	708.02
11/16/01	17611	STRUCTURAL TERMITE& PEST	R & M	170.00
11/16/01	17612	TRICO DISPOSAL, INC.	utilities	1,106.48
11/16/01	17613	UNION TRIBUNE	advertising	188.80
11/16/01	17614	UNIVERSAL PICTURES	phone	44.72
11/16/01	17615	VERIZON CALIFORNIA	phone	613.35
11/16/01	17616	VORTEX	R & M	645.00
11/16/01	17617	WHOLESALE COMMERCIAL DIST.	R & M	298.78
11/16/01	17618	KIM ZOLNA	travel	277.23
11/16/01	17619	HERITAGE FOODS LLC	concession items	389.35
11/16/01	17620	METROPOLITAN PROVISIONS	concession items	18,765.29
11/16/01	17621	PEPSI-COLA COMPANY	concession items	2,913.90
11/19/01	17622	EASTER SEALS SOUTHERN CALIF.	promotions payable	2,938.00
11/20/01	17623	20TH CENTURY FOX	Film payable	2,316.00
11/20/01	17624	BUENA VISTA	Film payable	120,642.90
11/20/01	17625	DREAM WORKS DISTRIBUTION, LLC	Film payable	1,416.40
11/20/01	17626	MGM FILMS	Film payable	245.63
11/20/01	17627	MIRAMAX FILMS	Film payable	1,470.69
11/20/01	17628	NEW LINE PICTURES	Film payable	3,733.45
11/20/01	17629	PARAMOUNT PICTURES	Film payable	18,316.15
11/20/01	17630	UNIVERSAL FILM EXCHANGES,INC.	Film payable	9,729.38
11/20/01	17631	WARNER BROTHERS	Film payable	13,876.79
11/23/01	17632	PRENTISS PROPERTIES	R & M	880.00
11/26/01	17633	AIRBORNE EXPRESS	film transport	127.40
11/26/01	17634	AMERICAN EXPRESS	misc.	1,408.37
11/26/01	17635	BOX OFFICE MAGAZINE	subscriptions and dues	40.00
11/26/01	17636	DAN CAHILL	travel	51.35
11/26/01	17637	DE LAGE LANDEN	Equipment rental	77.43
11/26/01	17638	EMERITUS COMMUNICATIONS	phone	303.01
11/26/01	17639	JANITORIAL MAINTENANCE	janitorial	8,537.00
11/26/01	17640	LIONS GATE FILMS	Film payable	200.00
11/26/01	17641	MCDONALD & ASSOCIATES, LLC	Film payable	590.00
11/26/01	17642	MURPHY'S PRINTING	printing	368.19
11/26/01	17643	NATIONAL SCREEN SERVICE	advertising	56.59

11/26/01	17644	OPTIMAL INEGRATED SOLUTIONS	computer	50.00
11/26/01	17645	PACIFIC BELL	phone	121.93
11/26/01	17646	PARAMONT PICTURES	Film payable	660.00
11/26/01	17647	PC CONNECTION SALES CORP	computer	42.74
11/26/01	17648	PROCTOR COMPANIES	R & M	69.62
11/26/01	17649	SCOTT SLOTKIN	advertising	160.00
11/26/01	17650	SOLOMON FRIEDMAN	advertising	200.00
11/26/01	17651	SOURCE ONE	R & M	613.32
11/26/01	17652	SOUTHERN CALIFORNIA EDISON	utilities	25,449.99
11/26/01	17653	WAXIE SANITARY SUPPLY	janitorial	5,921.62
11/26/01	17654	COCA-COLA ENTERPRISES	concession items	18,324.74
11/26/01	17655	HERITAGE FOODS LLC	concession items	266.45
11/26/01	17656	METROPOLITAN PROVISIONS	concession items	16,633.37
11/26/01	17657	PEPSI-COLA COMPANY	concession items	1,342.75
11/27/01	17658	20TH CENTURY FOX	Film payable	51,394.61
11/27/01	17659	BUENA VISTA	Film payable	84,318.18
11/27/01	17660	MIRAMAX FILMS	Film payable	297.90
11/27/01	17661	NEW LINE PICTURES	Film payable	3,218.82
11/27/01	17662	PARAMOUNT PICTURES	Film payable	8,656.53
11/27/01	17663	UNIVERSAL FILM EXCHANGES,INC.	Film payable	5,068.14
11/27/01	17664	WARNER BROTHERS	Film payable	15,323.36
11/29/01	17665	MANULIFE FINANCIAL	employee benefits	5,230.56
11/29/01	17666	IMPERIAL CREDIT INDUSTRI	rent	7,676.28
11/29/01	17667	METROPOLITAN PROVISIONS	concession items	10,061.59
					1,121,841.78
Direct Debits — Union Bank of California Acct # 0700494381
11/2/01		ADP	Payroll Fees	734.02
11/5/01		UBOC	Loan Payment	40,809.25
11/16/01		ADP	Payroll Fees	553.67
11/20/01		State Board of Equalization	Sales Tax Payment	8,369.00
11/30/01		UBOC	Bank Service Charges	2,571.48
11/30/01		Postage & Internet Service Fees	postage	443.90
11/30/01		UBOC	Net Purchase of Change	-13,700.00
11/30/01		ADP	Payroll Fees	627.75
					40,409.07

Checks — Semi-Annual Distribution Fund — Union Bank of California Acct # 4570001189
11/26/01	10000	ACCOUNTEMPS	1,890.00
11/26/01	10001	ADVANCE REFRIGERATION & ICE SY	271.28
11/26/01	10002	BOWNE OF LOS ANGELES, INC.	295.60
11/26/01	10003	BRAKE WATER TRANSPORT, INC.	275.00
11/26/01	10004	CITY OF RIVERSIDE	3,887.48
11/26/01	10005	THE COUDURES FAMILY LIMITED	17,127.84
11/26/01	10006	MOORE ELECTRIC, INC.	275.00
11/26/01	10007	MURPHY'S PRINTING	1,502.37
11/26/01	10008	NICHOLS SALES, INC	328.12
11/26/01	10009	PACIFIC BELL	602.38
11/26/01	10010	PHONE SYSTEMS PLUS,INC.	360.63
11/26/01	10011	THE PRESS ENTERPRISE CO.	8,986.74
11/26/01	10012	QUIEL BROS. SIGN CO., INC.	2,502.43
11/26/01	10013	RUSSELL SEHEULT	14,131.68
11/26/01	10014	SOUTHERN CALIFORNIA EDISON	5,800.15
11/26/01	10015	STAPLES	328.94
11/26/01	10016	UNION TRIBUNE	2,045.45
11/26/01	10017	ROY M. VAN ASCH, JANITORIAL	187.50
11/26/01	10018	HERITAGE FOODS LLC	236.21
11/26/01	10019	METROPOLITAN PROVISIONS	2,500.00
11/26/01	10020	PEPSI-COLA COMPANY	2,242.61
				65,777.41

Checks — Elective Creditor Distribution Fund — Union Bank of California Acct # 4570001170
11/14/01	2006	CHRYSLER FINANCIAL		3,972.14
11/26/01	2007	F. MORENO		81,250.00
					85,222.14
Intercompany Transfers
8-Nov		To UBOC Acct. # 07007494365	Payroll	75,000.00
20-Nov		To UBOC Acct. # 07007494365	Payroll	100,000.00
					175,000.00
TOTAL ACCOUNTS PAYABLE DISBURSEMENTS					1,488,250.40

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,125,535.93
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	2,165,859.80
3.	BEGINNING BALANCE	(40,323.87)
4.	RECEIPTS DURING CURRENT PERIOD	175,000.00
	TRANSFERRED FROM GENERAL ACCOUNT
5.	BALANCE:	134,676.13
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD	188,746.08
7.	ENDING BALANCE	(54,069.95)
8.	PAYROLL ACCOUNT NUMBER	07007494365
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)

November 9, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	60,385.47
	Wages Earned — Adjustments & Voids	427.31
	Wage Garnishments	169.62
	Federal IncomeTaxes	7,998.23
	Social Security	8,926.08
	Medicare	2,282.77
	State Unemployment Taxes — Employer	830.54
	Federal Unemployment Taxes	214.33
	State Unemployment Taxes — Employee	515.28
	State Income Taxes	1,680.91
		83,430.54
November 9, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	83,003.23
	Manual Checks, etc.	427.31
			83,430.54
November 23, 2001	Payroll Run — Summary of Expense
	Wages Earned — Normal Recurring	75,290.39
	Wages Earned — Adjustments & Voids	1,042.50
	Wage Garnishments	136.81
	Federal IncomeTaxes	10,381.28
	Social Security	11,286.99
	Medicare	2,863.51
	State Unemployment Taxes — Employer	1,264.87
	Federal Unemployment Taxes	326.42
	State Unemployment Taxes — Employee	674.96
	State Income Taxes	2,047.81
		105,315.54
November 23, 2001	Payroll Run — Summary of Disbursements
	ADP Checks Issued [Net salary plus tax]	104,273.04
	Manual Checks Issued	1,042.50
			105,315.54
TOTAL PAYROLL ACCOUNT DISBURSEMENTS			188,746.08

B. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	159,000.00
2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	145,427.29
3.	BEGINNING BALANCE	13,572.71
4.	RECEIPTS DURING CURRENT PERIOD
	TRANSFERRED FROM GENERAL ACCOUNT	0.00
5.	BALANCE:	13,572.71
6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	Date: 11/20/01, wire transfer, To: CA State Board of Equalization	8,369.00
	TOTAL DISBURSEMENTS THIS PERIOD	8,369.00
7.	ENDING BALANCE	5,203.71
8.	TAX ACCOUNT NUMBER	02180038712
	DEPOSITORY NAME AND LOCATION	Union Bank of California 445 South Figueroa St., Los Angeles, CA 90051

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD
GENERAL ACCOUNT	720,797.05
PAYROLL ACCOUNT	(54,069.95)
TAX ACCOUNT	5,203.71
OTHER ACCOUNTS *:	2,660,944.50
OTHER MONIES *:	0.00
PETTY CASH **	0.00
TOTAL CASH AVAILABLE	3,332,875.31
*
Specify the fund and the type of holding (i.e., CD, Savings Account, Investment securities, etc.) and the depository name, location, and account number
**
Attach exhibit itemizing all petty cash transactions

NOTE:  Attach copies of all monthly accounts from financial institutions for each account

OTHER ACCOUNTS (Supplement to schedule I.D.)

Bank / Account Type	Account #	Balance
Bank of America
Master Concentration	14501-09188	0.00
Merchant	14501-09189	0.00
Moviefone	14502-09192	0.00
Union Bank of California
Master Concentration	0700494-349	1,837,989.00
Merchant	0700494-357	234,082.10
Moviefone	0700494-146	0.00
Elective Creditor Distribution Fund	457000-1170	649,650.81
Semi-Annual Distribution Fund	457000-1189	(60,777.41)
FOB Cinemastar Luxury Cinemas, Inc.	0700494-373	0.00
Total		2,660,944.50

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
Oceanside Mission Market Place (Lessor MM 13 Theater)	Monthly	$57,678.10	0	$0.00
Coudres Family Ptrship (Lessor PR 10 Theater)	Monthly	$35,740.55	0	$0.00
MDA — San Bernardino (Lessor SB20 Thtr)	Monthly	$96,851.61	0	$0.00
Mission Grove Theater Properties I&II (Lessor MG 18 Theater)	Monthly	$89,050.40	0	$0.00
United Title Company (Lessor — Corp Offices)	Monthly	$4,983.40	0	$0.00
Union Bank of California ($2,000,000 loan, principal and interest)	Monthly	$57,472.22	0	$0.00
Midland Loan Services (Mortgage Note on Chula Vista Property)	Monthly	$17,646.36	11	$17,646.36

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	296,317.28
TOTAL WAGES PAID	188,746.08
	TOTAL POST-PETITION AMOUNTS OWING	AMOUNT DELINQUENT	DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING
STATE WITHHOLDING
FICA-EMPLOYER'S SHARE
FICA — EMPLOYEE'S SHARE
FEDERAL UNEMPLOYMENT
STATE WITHHOLDING
SALES AND USE	17,779.03	0.00
REAL PROPERTY	17,445.59	17,445.59	4/10/01
OTHER (SPECIFY)
TOTAL	35,224.62	17,445.59

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

		ACCOUNTS RECEIVABLE
	ACCOUNTS PAYABLE * (POST-PETITION ONLY)
		Pre-Petition	Post-Petition
30 days or less	122,417.50
31-60 days	675.45
61-90 days
91-120 days
Over 120 days

TOTALS:	123,092.95

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	Royal Insurance of America	$2,000,000	10/14/01	12/14/01
Umbrella Liability	St. Paul's Insurance Company	$10,000,000	10/14/01	12/14/01
Automobile Liability	Royal Insurance of America	$1,000,000	10/14/01	12/14/01
Directors & Officers Liability	National Union Fire Insurance Company	$5,000,000	6/20/01	11/15/02
Workers Compensation	State (of CA) Compensation Insurance Fund	Variable	n/a	12/31/01
Property	Royal Insurance of America	$35,212,960	10/14/01	12/14/01
Vacant Property	Royal Indemnity Company	$1,500,000	12/14/01	12/14/01
Foreign Package	ACE USA	$1,000,000	10/15/01	12/14/01

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid	Qtrly Fee Still Owing
3/31/01	3,552,815.00	8,000.00	5/17/01	8,000.00	0.00
6/30/01	4,473,768.00	8,000.00	7/11/01	8,000.00	0.00
9/30/01	6,430,686.00	10,000.00	10/26/01	10,000.00	0.00
*
Post-Petition Accounts Payable should not include professionals' fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals' fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Admission Revenue	1,328,989	11,296,246
Concession Revenue	547,870	4,474,352
Video Revenue	22,853	224,243
Screen Advertising	10,366	92,654
Other Revenues	4,121	32,744

Theater Revenue	1,914,198	16,120,239
Film Rental Expense	768,799	6,138,447
Concession COGS	106,537	683,940

Theater Cost of Goods Sold	875,336	6,822,387

Theater Gross Margin	1,038,862	9,297,852

Salaries	150,475	1,449,915
Payroll Taxes	14,880	152,884
Rent Expense	274,413	2,800,864
CAM Expense	31,257	316,960
Utility Expense	62,067	641,610
Advertising Expense	25,586	207,714
Co-op Advertising Expense	12,016	80,890
Repairs & Maint Expense	11,082	123,788
Janitorial Services	22,638	220,033
Janitorial Supplies Expense	7,632	64,940
Insurance Expense	18,151	187,104
Property Taxes	21,927	278,706
Security Expense	2,977	39,492
Travel & Entertainment	215	4,059
Vehicle Expense	0	0
Supplies Expense	(3,843)	81,302
Banking Fees	3,267	69,711
Equipment Rental Expense	0	11,152
Outside Services Expense	203	210
Other Theater Expense	6,414	63,270
Pre-Opening Expense	0	0

Theater Operating Expenses	661,357	6,794,603
Operating Income	377,505	2,503,249

General & Administrative Expenses	138,680	1,301,662
Deprec & Amortization	209,494	1,362,086
Interest Expense	37,518	442,707
Interest/Dividend Income	(0)	(16,913)
Taxes	482	4,817
Non-Recurring Income/Expense	(43,254)	(128,792)

Non-Operating (Income)/Expense	342,920	2,965,567

Net Income	34,585	(462,318)

VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)

Current Month End
Cash	2,804,975
Accts Receivable	8,884
Conc Inventory	78,957
Concession Rebates	8,939
Supplies Inventory	9,044
Prepaids	786,110

Current Assets	891,934
Fixed Assets	24,356,241
Accumulated Depreciation	(13,994,069)

Net Fixed Assets	10,362,172
Deposits-Leases	0
Deposits-Concession	2,160
Deposits	0
Investment CLT SA de CV	22,875
Investment in Mexico	339,643
Goodwill — Mexico	(164,393)

Other Assets	200,285

Assets	14,259,367

Accounts Payable	1,867,443
Accrued Payroll	143,698
Other Accruals	1,534,251
Deferred Revenue	479,770
Concession Advances	(18,926)
Short Term Notes Payable	0

Current Liabilities	4,006,236
Capital Leases	(10,401)
Credit Facility Debt	1,163,000
Notes Payable	2,028,465

Debt and Capital Leases	3,181,064
Deferred Rent Accrual	4,279,276
Intercompany Accounts	2,084,225

Long-Term Liabilities	6,363,501
Common Stock	62,892
Additional Paid In Capital	29,642,292
Treasury Stock	0
Retained Earnings	(26,278,047)
Current Year Retained Earnings	(3,735,230)
Current Year Dividends	0

Shareholders' Equity	708,566

Liabilities & Equity	14,259,367

IX. QUESTIONNAIRE

1.
Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as has been authorized by the court?

No  /x/
Yes  / /
Explain:

2.
Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals or other insiders without appropriate authorization?

No  /x/
Yes  / /
Amount, to whom, and for what period:

3.
State what progress was made during the reporting period toward filing a plan of reorganization: Plan became effective on October 18, 2001.

4.
Describe potential future events which may have a significant impact on the case.

5.
Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

6.
Did you receive any exempt income this month, which is not set forth in the operating report?

No  /x/
Yes  / /
If yes, please set forth the amounts and the source of the income.

I, Donald H. Harnois, Jr., Chief Financial Officer, declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date: December 19, 2001	/s/ DONALD H. HARNOIS, JR. Principal for debtor-in-possession

QuickLinks

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF CALIFORNIA
UNITED STATES DEPARTMENT OF JUSTICE OFFICE OF THE UNITED STATES TRUSTEE SOUTHERN DISTRICT OF CALIFORNIA
I. CASH RECEIPTS AND DISBURSEMENTS A. (GENERAL ACCOUNT *)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (General Account)
B. (PAYROLL ACCOUNT)
TOTAL DISBURSEMENTS DURING CURRENT PERIOD (Payroll Account)
B. (TAX ACCOUNT)
D. SUMMARY SCHEDULE OF CASH
OTHER ACCOUNTS (Supplement to schedule I.D.)
II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS, AND OTHER PARTIES TO EXECUTORY CONTRACTS
III. TAX LIABILITIES
IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE
V. INSURANCE COVERAGE
VI. UNITED STATES TRUSTEE QUARTERLY FEES (TOTAL PAYMENTS)
VII. PROFIT AND LOSS STATEMENT (ACCRUAL BASIS ONLY)
VIII. BALANCE SHEET (ACCRUAL BASIS ONLY)
IX. QUESTIONNAIRE